Exhibit 99.2

Unaudited Pro Forma Condensed Combined Financial Information

On February 24, 2011 VGTel, Inc. (“VGTel”) executed an Agreement and Plan of Share Exchange (“Exchange Agreement”) with Venture Industries, Inc. (“VII”),  a company organized under the laws of the state of Nevada, pursuant to which VGTel would acquire 100% of the issued and outstanding shares of VII, in exchange for the issuance of 17,698,571 shares of VGTel common stock, par value $.0001.  The shares that VGTel would issue to the shareholders of VII will constitute 65% of VGTel’s issued and outstanding common stock on a fully-diluted basis as of and immediately after the consummation of the transactions contemplated by the Exchange Agreement and after giving effect to the Cancellation Agreement described below.

As a condition precedent to the consummation of the Exchange Agreement, on February 24, 2011 VGTel entered into a Cancellation Agreement (“Cancellation Agreement”) with Joseph Indovina (“Indovina”),  VGTel’s controlling stockholder, whereby Mr. Indovina agreed to the cancellation of 2,714,489 shares of our common stock owned by him in consideration of receiving a payment of $150,000 and retaining 608,334 shares of VGTel’s common stock.

On March 30, 2011, the Exchange Agreement was consummated.

The acquisition by VGTel of VII is deemed to be a reverse acquisition.  In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, VII (the legal acquiree) is considered the accounting acquirer and VGTel (the legal acquirer) is considered the accounting acquiree.  The combined financial statements of the combined entity will in substance be those of VII, with the assets and liabilities, and revenues and expenses of VGTel, Inc. being included effective from the date of consummation of the Exchange Agreement. VGTel is deemed to be a continuation of business of VII.  The outstanding common stock of VGTel prior to the consummation of the Exchange Agreement will be accounting for at their net book value and no goodwill will be recognized.

The unaudited pro forma condensed combined financial information is presented in accordance with Article 11 of Regulation S-X.  The unaudited pro forma condensed combined balance sheet of VGTel gives effect to the transaction as if it occurred on December 31, 2010.  The unaudited pro forma condensed combined statement of operations of VGTel for the period ended December 31, 2010 gives effect to the transaction as if it had occurred on January 1, 2010.

The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-K.

The pro forma information is presented for illustrative purposes only and is not intended to be indicative of the operating results that actually would have occurred if the transaction had been consummated on January 1, 2010 nor is the data intended to be indicative of future operating results.  The unaudited pro forma condensed financial information of VGTel and VII and the accompanying notes thereto should be read in conjunction with the historical financial statements and notes thereto of VGTel and VII.  VGTel’s historical financial statements are included in VGTel’s Form 10-Q for the quarter ended December 31, 2010.  VII’s historical financial statements as of January 31, 2011 and for the period December 7, 2010 (commencement of of operations) to January 31, 2011 and related notes thereto are attached as Exhibit 99.1 to this Form 8-K.

VGTel, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet as December 31, 2010

	VGTel, Inc.	Venture Industries, Inc.	Pro Forma Adjustments		VGTel, Inc. pro Forma
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,476	$856,000	$(1,476)	(1)	$856,000
Accounts receivable	1,056	—	(1,056)	(1)	—
Prepaid expenses	—	255,000	—		255,000
TOTAL CURRENT ASSETS	2,532	1,111,000	(2,532)		1,111,000

FIXED ASSETS.	—	95,000	—		95,000
INTANGIBLE ASSETS	—	60,000	—		60,000
TOTAL ASSETS	$2,532	$1,266,000	$(2,532)		$1,266,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$2,400	$135,000	$(2,400)	(1)	$135,000
Stockholder loans	60,053	10,000	(60,053)	(1)	10,000
TOTAL CURRENT LIABILITIES	62,453	145,000	(62,453)		145,000

STOCK HOLDERS’ EQUITY
Common stock	643	16,000	(13,920)	(2)	2,723
Additional paid in capital	411,058	1,519,000	(397,781)	(1)(2)(3)	1,532,277
Stock subscription receivable	—	(350,000)	—		(350,000)
Accumulated deficit	(471,622)	(64,000)	471,622	(3)	(64,000)
TOTAL STOCKHOLDERS’ EQUITY	(59,921)	1,121,000	59,921		1,121,000

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,532	$1,266,000	$(2,532)		$1,266,000

See notes to unaudited pro forma condensed combined financial information.

VGTel, Inc
Unaudited Pro Forma Condensed Combined Statement of Operations
for the Nine Months Ended December 31, 2010

	VGTel, Inc.	Venture Industries, Inc.	Pro Forma Adjustments		VGTel, Inc. Pro Forma
Revenues	$9,000	$-	$(9,000)	(4)	$-

General and adminstrative expenses	5,064	64,000	(5,064)	(4)	64,000
Research and development	8,120	-	(8,120)	(4)	-
Officers compensation and rent	42,000	-	(42,000)	(4)	-
Depreciation and amortization	4,350	-	(4,350)	(4)	-
Loss from operations	(50,534)	(64,000)	50,534		(64,000)
Interest expense	1,005	-	(1,005)	(4)	-
Loss from continuing operations before income taxes	(51,539)	(64,000)	51,539		(64,000)
Income taxes	-	-	-		-
Loss from continuing operations	(51,539)	(64,000)	51,539		(64,000)
Loss from discontinued operations	-	-	(51,539)	(4)	(51,539)
NET LOSS	$(51,539)	$(64,000)	$-		$(115,539)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.01)		$-		$(0.004)

WEIGHTED AVERAGE SHARES BASIC AND DILUTED	6,433,900		20,794,671	(5)	27,228,572

See notes to unaudited pro forma condensed combined financial information.

Notes to unaudited pro forma condensed combined financial information

1. Basis of Presentation

On February 24, 2011 VGTel, Inc.(“VGTel”) executed an Agreement and Plan of Share Exchange (“Exchange Agreement”) with Venture Industries, Inc. (“VII”),  a company organized under the laws of the state of Nevada, pursuant to which VGTel would acquire 100% of the issued and outstanding shares of VII, in exchange for the issuance of 17,698,571 shares of VGTel common stock, par value $0001.  The shares VGTel would issue the shareholders of VII will constitute 65% of VGTel’s issued and outstanding capital stock on a fully-diluted basis as of and immediately after the consummation of the transactions contemplated by the Exchange Agreement and after giving effect to the Cancellation Agreement described below.

As a condition precedent to the consummation of the Exchange Agreement, on February 24, 2011 VGTel entered into a Cancellation Agreement (“Cancellation Agreement”) with Joseph Indovina (“Indovina”),  VGTel’s controlling stockholder, whereby Mr. Indovina agreed to the cancellation of 2,714,489 shares of our common stock owned by him in consideration of receiving a payment of $150,000 and retaining 608,334 shares of VGTel’s common stock.

On March 30, 2011, the Exchange Agreement was consummated.

The acquisition by VGTel of VII is deemed to be a reverse acquisition. In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, VII (the legal acquiree) is considered the accounting acquirer and VGTel (the legal acquirer) is considered the accounting acquiree. The combined financial statements of the combined entity will in substance be those of VII, with the assets and liabilities, and revenues and expenses of VGTel, Inc. being included effective from the date of consummation of the Exchange Agreement. VGTel is deemed to be a continuation of business of VII.  The outstanding common stock of VGTel prior to the consummation of the Exchange Agreement will be accounting for at its net book value and no goodwill will be recognized.

The unaudited pro forma condensed combined financial information is presented in accordance with Article 11 of Regulation S-X.  The unaudited pro forma condensed combined balance sheet of VGTel gives effect to the transaction as if it occurred on December 31, 2010.  The unaudited pro forma condensed combined statement of operations of VGTel for the period ended December 31, 2010 gives effect to the transaction as if it had occurred on January 1, 2010.

The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-K.

The pro forma information is presented for illustrative purposes only and is not intended to be indicative of the operating results that actually would have occurred if the transaction hadbeen consummated on January 1, 2010 nor is the data intended to be indicative of future operating results.  The unaudited pro forma condensed financial information of VGTel and VII and the accompanying notes thereto should be read in conjunction with the historical financial statements and notes thereto of VGTel and VII.

2. Pro Forma Adjustments

The following are brief descriptions of each of the pro forma adjustments included in the unaudited pro forma condensed combined financial statements:

(1)
To record the elimination of assets and liabilities of VGTel not assumed in the merger pursuant to the terms of the Stock Purchase Agreement that was filed as an exhibit to VGTel’s Form 8-K dated January 10, 2011.

(2)
To record shares issued by VGTel after December 31, 2010 not in connection with the merger, the shares issued by VGTel in connection with the merger and the elimination of the VII shares in connection with the merger (at par value).

Shares issued by VGTel after December 31, 2010 not in connection with merger	$310
Shares issued by VGTel in connection with the merger	1,770
Elimination of VII Shares	(16,000)
Adjustment	$(13,920)

(3)	To eliminate the pre-merger accumulated deficit of VGTel.

(4)	To present the operations of VGTel as discontinued operations.

(5)
To adjust basic and diluted weighted average shares outstanding for the shares issued by VGTel after December 31, 2010 not in connection with the merger and the shares issued by VGTel in connection with the merger.

Shares issued by VGTel after December 31, 2010 not in connection with the merger	3,096,100
Shares issued by VGTel in connection with the merger	17,698,571
Adjustment	20,794,671